UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

February 24, 2006

Date of Report (Date of earliest event reported)

KOPPERS INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-12716	25-1588399
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

436 Seventh Avenue

Pittsburgh, Pennsylvania 15219

(Address of principal executive offices)

(412) 227-2001

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 24, 2006, the Board of Directors of Koppers Holdings Inc., the parent corporation of Koppers Inc., adopted the Koppers 2006 Senior Management Corporate Incentive Plan (the “Plan”) for officers of Koppers Inc. The Plan is furnished as exhibit 99.1 to the Current Report on Form 8-K filed by Koppers Holdings Inc. on March 2, 2006 and is incorporated by reference herein.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description
99.1	Koppers 2006 Senior Management Corporate Incentive Plan (incorporated by reference to exhibit 99.1 to the Current Report on Form 8-K filed by Koppers Holdings Inc. on March 2, 2006.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2006

KOPPERS INC.

By:	/s/ Steven R. Lacy
Steven R. Lacy
Senior Vice President, Administration,
General Counsel and Secretary